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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  October 16, 2006

             CARNIVAL CORPORATION                                        CARNIVAL PLC
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  (Exact name of registrant as specified                   (Exact name of registrant as specified
              in its charter)                                           in its charter)


              REPUBLIC OF PANAMA                                       ENGLAND AND WALES
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(State or other jurisdiction of incorporation)          (State or other jurisdiction of incorporation)

                    1-9610                                                  1-15136
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           (Commission File Number)                                 (Commission File Number)


                  59-1562976                                               98-0357772
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     (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)

                                                                        CARNIVAL HOUSE,
                                                                      5 GAINSFORD STREET,
              3655 N.W. 87TH AVENUE                                     LONDON, SE1 2NE,
            MIAMI, FLORIDA 33178-2428                                    UNITED KINGDOM
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    (Address of principal executive offices)                  (Address of principal executive offices)
                 (Zip code)                                                (Zip code)

               (305) 599-2600                                        011 44 20 7940 5381
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        (Registrant's telephone number,                         (Registrant's telephone number,
              including area code)                                     including area code)

                   NONE                                                       NONE
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 (Former name or former address, if changed                 (Former name or former address, if changed
            since last report)                                          since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On October 16, 2006, the Compensation Committees of Carnival Corporation and Carnival plc (the "Company") approved the amendment and complete restatement of the pension plan (the "Plan") previously established for Peter Ratcliffe, the Chief Executive Officer of P&O Princess Cruises International and a member of the Boards of Directors of the Company. The purpose of the amendment to the Plan is to maintain the level of benefits that Mr. Ratcliffe was entitled to prior to his withdrawal from the P&O Princess Cruises Pension Scheme on April 5, 2006. The Plan, which was previously known as the Princess Cruises Special Senior Executive Supplemental Retirement Plan, will now be known as the Princess Cruises Chief Executive Officer Supplemental Retirement Plan.

              The Plan maintains the same level of retirement benefit for Mr. Ratcliffe based on a percentage of his salary and based on a normal retirement age of 60. There will be no reduction in his retirement benefit for an early retirement at the request of the Company. However, his retirement benefit would be reduced to take into account early payment for an early retirement for other reasons. The Company has created a trust to accumulate assets to fund its obligations to Mr. Ratcliffe under the Plan. The description of the Plan set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the copy of the Plan filed as
Exhibit 10.1 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits.

         EXHIBIT NUMBER      DESCRIPTION
         --------------      -----------

         10.1 Princess Cruises Chief Executive Officer Supplemental Retirement Plan




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                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                            CARNIVAL PLC


/s/ Arnaldo Perez                               /s/ Arnaldo Perez
----------------------                          ----------------------
Name:  Arnaldo Perez                            Name:  Arnaldo Perez
Title: Senior Vice President,                   Title: Senior Vice President,
       General Counsel and                             General Counsel and
       Secretary                                       Company Secretary

Date:  October 20, 2006                         Date:  October 20, 2006





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                                 EXHIBIT LIST

         EXHIBIT NUMBER      DESCRIPTION
         --------------      -----------

         10.1 Princess Cruises Chief Executive Officer Supplemental Retirement Plan